UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2008

NATIONAL SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-6453	95-2095071
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090 SANTA CLARA, CALIFORNIA	95052-8090
(Address of principal executive offices)	(Zip Code)

(408) 721-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. 2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents

		Page

Section 2 – Financial Information

Item 2.05	Costs Associated with Exit or Disposal Activities	3

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure	3

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits	3

Signature		4

Exhibits:
99.1	News release dated November 12, 2008

NATIONAL SEMICONDUCTOR CORPORATION

Item 2.05	COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

On November 12, 2008, National Semiconductor Corporation reported that it will reduce the size of its global workforce by approximately 330 employees in order to adjust operating expenses in light of the uncertain business environment. This action primarily impacts non-manufacturing functions. As a result, National expects to incur a total charge of approximately $30 million, primarily for severance, most of which will be recorded in the second quarter of fiscal 2009, which ends November 23, 2008. The departure of affected employees is expected to begin immediately and will be substantially completed during the course of the third quarter of fiscal 2009. Severance amounts are generally paid 30-60 days after the employee’s actual departure date and therefore, are expected to be paid within one year.

Item 7.01	REGULATION FD DISCLOSURE

On November 12, 2008, National Semiconductor Corporation issued a news release announcing that it was lowering its sales outlook for the second quarter of fiscal 2009. A copy of the news release is attached as Exhibit 99.1.

The information in this item and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	News release dated November 12, 2008 issued by National Semiconductor Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL SEMICONDUCTOR CORPORATION

Dated: November 12, 2008	//S// Jamie E. Samath
Jamie E. Samath Corporate Controller Signing on behalf of the registrant and as principal accounting officer

Exhibit 99.1

Media Contact:	Financial:
LuAnn Jenkins National Semiconductor (408) 721-2440 luann.jenkins@nsc.com	Mark Veeh National Semiconductor (408) 721-5007 invest.group@nsc.com

National Semiconductor Revises Revenue Outlook for Second Quarter of Fiscal 2009, Takes Action to Reduce Expenses

SANTA CLARA, CALIF., Nov. 12, 2008 -- National Semiconductor Corporation (NYSE:NSM) today announced that it is lowering its sales outlook for the second quarter of fiscal 2009, which ends Nov. 23, 2008.  The company now expects sales for the second quarter to range from approximately $420 million to $425 million, or down approximately 9 to 10 percent sequentially from the $466 million reported in the first quarter of fiscal 2009, which ended Aug, 24, 2008. In its Q1FY09 earnings announcement on Sept, 5, 2008, National said it expected second quarter sales to be from $470 million to $480 million.

National’s revised outlook is due to a weakened economy that has led to lower-than-expected shipments to customers in the wireless handset market (which comprised approximately one-third of National’s sales in the first quarter) as well as lower shipments to distributors, which service a large number of customers across a broad range of industries and markets.

The global business environment has deteriorated significantly since the beginning of the quarter. New order rates are currently running at a level significantly below what the company saw in the first quarter of fiscal 2009. This drop off in new order rates has been accompanied by lower-than-expected turns orders (orders placed with delivery requested in the same quarter), which was a contributing factor to the revenue shortfall in the current quarter. The lower order rates have also resulted in significantly lower backlog for the upcoming third fiscal quarter, which ends on March 1, 2009.

In light of the uncertain business climate, the company also announced today that it is taking action to cut back on operating expenses. Accordingly, the company will reduce the size of its global workforce by eliminating approximately 330 positions, primarily in non-manufacturing functions. Resources will be re-prioritized toward National’s most important growth initiatives, which leverage the company’s growing portfolio of PowerWise® energy-efficient solutions. This includes recently announced initiatives aimed at improving the efficiency of solar energy systems. National currently employs approximately 7,000 people worldwide.

The company is targeting to save approximately $11 million to $13 million per quarter in operating expenses from this action, of which a large portion should be realized during the third fiscal quarter and the remainder realized in the fourth fiscal quarter. In connection with this action, National expects to incur approximately $30 million of charges, primarily for severance, most of which will be recorded in the second quarter. More information on the company’s cost saving actions will be discussed during the second quarter earnings call on Monday, Dec. 8, 2008.

Special Note

This release contains forward-looking statements dependent on a number of risks and uncertainties pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Except for historical information contained herein, the matters set forth in this press release, including management’s expectations regarding future performance, are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include, but are not restricted to, such factors as new orders received and shipped during the quarter, the degree of factory utilization, the sale of inventories at existing prices, and the ramp up and sale of new analog products.  Other risk factors are included in the Company's Annual Report on Form 10-K for the fiscal year ended May 25, 2008 under the captions “Outlook”, “Risk Factors” and “Management's Discussion and Analysis of Financial Conditions and Results of Operations” contained therein and the 10-Q for the quarter ended Aug. 24, 2008.

About National Semiconductor

National Semiconductor creates energy-efficient analog and mixed-signal semiconductors. Its PowerWise® products enable systems that consume less power, extend battery life, and generate less heat. Headquartered in Santa Clara, Calif., National reported sales of $1.89 billion for fiscal 2008 which ended May 25, 2008. Additional company and product information is available at www.national.com.